Exhibit 99.1

Li-Cycle Appoints Craig Cunningham as Chief Financial Officer

Senior finance leader with deep public company, battery materials, and mining experience to lead financial initiatives in a permanent capacity

TORONTO, Canada (July 18, 2024) – Li-Cycle Holdings Corp. (NYSE: LICY) (“Li-Cycle” or the “Company”), a leading global lithium-ion battery resource recovery company, is pleased to announce that it has appointed Craig Cunningham to the role of Chief Financial Officer (CFO), effective July 20, 2024. Mr. Cunningham has served as Li-Cycle’s interim CFO since March 2024.

Mr. Cunningham brings nearly two decades of experience in accounting, finance, operations and capital markets, along with a strong background in executive-level leadership. He also has extensive experience spearheading financial activities for publicly traded companies in the battery materials and mining sectors. As CFO, he will continue to lead the Company’s finance function, supporting Li-Cycle’s operations and strategic priorities.

“Craig is a proven battery materials and mining executive, and we have been impressed with his contributions and expertise at Li-Cycle in his role as interim CFO over the past several months,” said Ajay Kochhar, President and CEO of Li-Cycle. “We look forward to Craig’s continued guidance and leadership as we continue to execute on our key objectives, including working closely with the U.S. Department of Energy on key technical, financial, and legal workstreams to advance toward definitive financing documentation required for a loan, as well as our review of the Rochester Hub project.”

Before joining Li-Cycle, Mr. Cunningham was CFO at Electra Battery Materials Corporation (NASDAQ: ELBM; TSX-V: ELBM), a refiner and recycler focused on producing materials for electric vehicle batteries, where he provided important financial oversight and leadership. Prior to Electra Battery Materials, Mr. Cunningham served as Vice President and Regional Financial Officer at Kinross Gold Corporation (TSX: K; NYSE: KGC), one of the largest gold producers in the world. At Kinross Gold, he held increasingly senior roles and most recently oversaw finance, information technology, supply chain and logistics, and administration functions in Russia.

Mr. Cunningham earned a Bachelor of Accounting from Brock University and an MBA from Ivey Business School at Western University in Canada. He is a Chartered Public Accountant and a Chartered Accountant.

“Li-Cycle continues to demonstrate its resilience and capabilities by securing a strategic investment earlier this year, by expanding its commercial network, and through its ongoing cash preservation activities. The underlying long-term market opportunities for the business also remain robust,” said Mr. Cunningham. “I look forward to playing a key role in Li-Cycle’s growth journey and supporting the Company in delivering long-term value to shareholders.”

About Li-Cycle Holdings Corp.

Li-Cycle (NYSE: LICY) is a leading global lithium-ion battery resource recovery company. Established in 2016, and with major customers and partners around the world, Li-Cycle’s mission is to recover critical battery-grade materials to create a domestic closed-loop battery supply chain for a clean energy future.

The Company leverages its innovative, sustainable and patent-protected Spoke & Hub Technologies™ to recycle all different types of lithium-ion batteries. At our Spokes, or pre-processing facilities, we recycle battery manufacturing scrap and end-of-life batteries to produce black mass, a powder-like substance which contains a number of valuable metals, including lithium, nickel and cobalt. At our future Hubs, or post-processing facilities, we plan to process black mass to produce critical battery-grade materials, including lithium carbonate, for the lithium-ion battery supply chain. For more information, visit https://li-cycle.com/.

Investor Relations & Media

Louie Diaz

Sheldon D’souza

Investor Relations: investors@li-cycle.com

Media: media@li-cycle.com

Forward-Looking Statements

Certain statements contained in this press release may be considered “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, Section 21 of the U.S. Securities Exchange Act of 1934, as amended, and applicable Canadian securities laws. Forward-looking statements may generally be identified by the use of words such as “will”, “expect”, or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. Forward-looking statements in this press release include but are not limited to statements about Mr. Cunningham’s expected continued contributions to Li-Cycle, and management’s plans to execute on the Company’s key objectives, including working closely with the U.S. Department of Energy on key technical, financial, and legal workstreams to advance toward definitive financing documentation required for a loan, as well as the review of the Rochester Hub project.

These statements are based on various assumptions, whether or not identified in this press release, including but not limited to assumptions regarding the timing, scope and cost of Li-Cycle’s projects; Li-Cycle’s ability to execute on its growth and other strategic plans; the processing capacity and production of Li-Cycle’s facilities; Li-Cycle’s ability to source feedstock and manage supply chain risk; Li-Cycle’s ability to increase recycling capacity and efficiency; Li-Cycle’s ability to obtain financing on acceptable terms; Li-Cycle’s ability to retain and hire key personnel and maintain relationships with customers, suppliers and other business partners; general economic conditions; currency exchange and interest rates; compensation costs; and inflation. There can be no assurance that such estimates or assumptions will prove to be correct and, as a result, actual results or events may differ materially from expectations expressed in or implied by the forward-looking statements.

These forward-looking statements are provided for the purpose of assisting readers in understanding certain key elements of Li-Cycle’s current objectives, goals, targets, strategic priorities, expectations and plans, and in obtaining a better understanding of Li-Cycle’s business and anticipated operating environment. Readers are cautioned that such information may not be appropriate for other purposes and is not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability.

Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Li-Cycle, and are not guarantees of future performance. The risks and uncertainties related to Li-Cycle’s business are described in the sections titled “Item 1A. Risk Factors” and “Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operation—Key Factors Affecting Li-Cycle’s Performance” in its Annual Report on Form 10-K and the sections titled “Part II. Other Information—Item 1A. Risk Factors” and “Part I. Financial Information—Item 2. Management’s Discussion and Analysis of Financial Condition and Results of Operation—Key Factors Affecting Li-Cycle’s Performance” in its Quarterly Reports on Form 10-Q, in each case filed with the U.S. Securities and Exchange Commission and the Ontario Securities Commission in Canada.

Because of these risks, uncertainties and assumptions, readers should not place undue reliance on these forward-looking statements. Actual results could differ materially from those contained in any forward-looking statements. Li-Cycle assumes no obligation to update or revise any forward-looking statements, except as required by applicable laws. These forward-looking statements should not be relied upon as representing Li-Cycle’s assessments as of any date subsequent to the date of this press release.

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